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                                                                    EXHIBIT 10.9

                                 PROMISSORY NOTE

$1,100,000.00
Cleveland, Ohio
December 31, 1998

FOR VALUE RECEIVED, the undersigned, Alan R. Spachman ("ARS"), hereby promises to pay to the order of National Interstate Corporation ("NIC") of Cleveland, Ohio, the principal sum of One Million, One Hundred Thousand Dollars ($1,100,000), together with interest thereon at the annual rate of three quarters percent (.75%) below the Prime Rate of interest as listed in The Wall Street Journal on the first business day of each month. The principal shall be due and payable on June 30, 1999. Interest shall be payable quarterly starting March 31, 1999.

ARS shall have the right at any time, and from time to time, to prepay, without premium or penalty, all or part of the principal amount or interest due of this Note.

If ARS fails to make any payment of principal and/or interest under this Note, when it becomes due, and such failure continues for a period of thirty (30) or more days after written notice thereof to ARS, then NIC may thereupon exercise any and all rights and/or remedies available to NIC herein or at law in respect of such failure.

NIC will hold 7,000 shares of National Interstate Corporation's common stock as collateral to secure the payment of all interest and principal set forth in this Note. The collateral will be held in escrow by Mr. Theodore H. Elliott, Jr., a director of NIC, or his assignee. Mr. Elliott will direct the shares of common stock be sold to satisfy any amounts of interest or unpaid principal due on December 31, 1998 or any extension or renewal of this Note, provided any such sale shall be subject to all restrictions of the legend on the stock certificate and to all provisions of the Corporation's Articles of Incorporation and Code of Regulations. Any amount received by NIC from the sale of the stock held as collateral in excess of the amount of principal and interest due will be returned to ARS.

No failure on the part of NIC to exercise any rights or remedies shall be deemed to constitute or evidence a waiver of any such right or remedy or of any default. ARS hereby waives demand, presentment, protest and notice of dishonor, protest and default as to this Note, diligence in bringing suit, and all defenses based on any extension of time of its payment.

This Note shall be governed as to validity interpretation, construction, effect and in all other respects by the laws of the State of Ohio.

The undersigned has caused this instrument to be duly executed as of the date first above written.

                                                /s/ Alan R. Spachman
                                                ------------------------
                                                Alan R. Spachman

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STATE OF OHIO      )
                   ) ss.
COUNTY OF CUYAHOGA )

Subscribed and sworn to before me this 21st day of December, 1998.

                                                /s/  Dawn A. Pasek-Artale
                                                ---------------------------
                                                Notary Public

                                                Dawn A. Pasek
                                                NOTARY PUBLIC, STATE OF OHIO
                                                Recorded in Cuyahoga County
                                                My Comm. Expires Nov. 5, 2000

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                PLEDGE OF NATIONAL INTERSTATE CORPORATION SHARES

For value received, I hereby pledge Seven Thousand (7,000) Class A Shares of National Interstate Corporation stock as collateral to secure payment of all interest and principal set forth in the Promissory Note dated December 31, 1998.

I irrevocably constitute and appoint Theodore H. Elliott, Jr., a director of NIC, or his assignee, to hold these shares in escrow in the event that repayment of the loan is not made according to the terms and conditions of the Promissory Note.

Mr. Elliott will direct the shares of common stock be sold to satisfy any amounts of interest or unpaid principal due on June 30, 1999 or any extension or renewal of the Promissory Note, provided any such sale shall be subject to all restrictions of the legend on the stock and to all provisions of the Corporation's Articles of Incorporation and Code of Regulations. Any amount received by NIC from the sale of the stock held as collateral in excess of the amount of principal and interest due will be returned to me.

                                                /s/ Alan R. Spachman
                                                -----------------------
                                                Alan R. Spachman

STATE OF OHIO      )
                   ) ss.
COUNTY OF CUYAHOGA )

Sworn to and subscribed to before me this 21st day of December, 1998.

/s/ Dawn A. Pasek-Artale
---------------------------------
Dawn A. Pasek-Artale
Notary Public - State of Ohio

Dawn A. Pasek
NOTARY PUBLIC, STATE OF OHIO
Recorded in Cuyahoga County
My Comm. Expires Nov. 5, 2000

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                                   STOCK POWER

For Value Received, I hereby sell, assign and transfer unto National Interstate Corporation 7,000 Class A Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Theodore H. Elliott, Jr. Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises, in accordance with the terms and conditions of the Promissory Note entered into between National Interstate Corporation and Alan R. Spachman on December 31, 1998.

Dated December 21, 1998

                                                /s/ Alan R. Spachman
                                                -----------------------
                                                Alan R. Spachman

In the presence of

/s/  Dawn Artale
---------------------